                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 16, 2004

                      Tropical Sportswear Int'l Corporation
             (Exact Name of Registrant as specified in its charter)

         Florida                    0-23161                     59-3424305
 (State of Incorporation)     (Commission File No.)     (IRS Employer ID Number)

                   4902 W. Waters Avenue, Tampa, Florida 33634
                    (Address of Principal Executive Offices)

                  Registrant's telephone number: (813) 249-4900

        Check the appropriate  box  below  if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

_   Written communications pursuant to Rule 425 under the Securities Act

_   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

_   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

_   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 1.01 Entry into a Material Definitive Agreement.

     (a)(1) On December 16, 2004,  Tropical  Sportswear  Int'l  Corporation (the
"Company")  and its  direct  and  indirect  wholly  owned  subsidiaries,  Savane
International  Corp., TSI Brands, Inc., Apparel Network Corp., TSIL, Inc., Farah
Offshore Sourcing Company,  Farah Manufacturing (U.K.) Limited,  entered into an
Asset  Purchase  Agreement  (the "Asset  Purchase  Agreement")  with Perry Ellis
International,  Inc. ("PEI"), as buyer. Other than the Asset Purchase Agreement, there is no material relationship between the Company and PEI.

     (2) Pursuant to the Asset Purchase Agreement, PEI will, upon the closing of the  transactions  contemplated  thereby,  purchase  substantially  all  of  the
Company's accounts receivable, inventories, intellectual property, real property interests,  and certain other assets, including the outstanding capital stock of the Company's indirect  subsidiary,  Farah Manufacturing (U.K.) Ltd., and assume certain of the Company's  operating  liabilities  associated  with the purchased
assets  through  a  U.S.   Bankruptcy  Court  supervised  sale  expected  to  be
consummated  under section 363 of title 11 of the United States  Bankruptcy Code
(see Item 1.03,  below),  for $85 million dollars in cash. The purchase price is subject to  adjustment  based on a  post-closing  accounting of the closing date inventory and receivables.  Consummation of the transactions contemplated by the
Asset Purchase  Agreement is subject to higher or better offers,  the expiration of applicable  Hart Scott Rodino  waiting  periods,  approval of the  Bankruptcy
Court and customary  closing  conditions.  Although there can be no assurance of consummation,  the  parties  anticipate  that the  closing  of the  transactions contemplated by the Asset Purchase Agreement will occur during the first quarter of 2005.  A copy of the  Asset  Purchase  Agreement  is  attached  hereto  as an exhibit.

Item 1.03 Bankruptcy or Receivership.

     (a) On December 16, 2004, the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in
the United States  Bankruptcy  Court for the Middle  District of Florida,  Tampa
Division,  In re: Tropical Sportswear Int'l Corporation,  Case No. 8:04-bk-24134
(the  "Chapter 11  Filing").  On December  16, 2004,  the  following  direct and indirect wholly owned subsidiaries of the Company also filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code: Savane  International Corp.,
TSI Brands,  Inc.,  Apparel Network Corp.,  TSIL, Inc., and Tropical  Sportswear
Company, Inc. (the "Subsidiary Chapter 11 Filings").  The Company filed a motion requesting  that the Chapter 11 Filing and the Subsidiary  Chapter 11 Filings be
consolidated for procedural purposes only and administered  jointly. The Chapter
11 Filing and the  Subsidiary  Chapter 11 Filings  were filed as part of, and to facilitate  the  consummation  of, the  transactions  contemplated  by the Asset
Purchase Agreement.

     (b) No order confirming a plan of  reorganization  has been entered.  It is anticipated  that the  existing  officers  and  directors  of the  Company  will
continue   to   oversee    operation   of   the   Company's    business   as   a
debtor-in-possession pursuant to the Bankruptcy Code.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

     (a) In  connection  with the Chapter 11 Filing,  on December 16, 2004,  the
Company and Savane International Corp., TSI Brands, Inc., Apparel Network Corp.,
and  TSIL,  Inc.,  as  borrowers,  entered  a Post  Petition  Loan and  Security
Agreement,  dated  as of  December  16,  2004,  with  The  CIT  Group/Commercial
Services,  Inc.,  as agent  for third  party  lenders,  to secure a  $50,000,000 post-petition  debtor-in-possession credit facility (the "DIP Credit Facility"), to be used to finance  working  capital needs and allow  business  operations to continue  as normal.  Use of the DIP Credit  Facility  is subject to  Bankruptcy
Court  approval.  On December 16, 2004,  the Company  filed a motion  requesting interim and final orders from the Bankruptcy  Court  authorizing  the Company to obtain post-petition financing through the DIP Credit Facility. If approved, the loan to be made pursuant to the DIP Credit Facility will: (1) accrue interest on the outstanding  principal balance at the prime rate announced from time to time by JPMorgan  Chase Bank,  N.A.;  (2) be due and payable,  in full, on October 1,
2005; (3) be secured by a perfected first priority lien on substantially  all of the assets of the Company and  substantially  all of the assets of the following
direct  and  indirect  wholly  owned   subsidiaries   of  the  Company:   Savane
International  Corp., TSI Brands,  Inc.,  Apparel Network Corp., and TSIL, Inc.;
and (4) be  entitled to  super-priority  status,  subject to certain  enumerated expenses of professionals retained in the bankruptcy,  up to $1,000,000,  in the aggregate,  plus fees payable to the United  States  Trustee and to the Clerk of the Bankruptcy  Court. A copy of the Post-Petition  Loan and Security  Agreement for the DIP Credit Facility is attached hereto as an exhibit.

Item 7.01  Regulation FD Disclosure.

     On December 16, 2004,  the Company  issued a press release  announcing  the
Chapter 11 Filing,  the entry of the Asset Purchase Agreement and the DIP Credit
Facility. A copy of the press release is filled herewith as an exhibit.

INFORMATION LIMITED TO REGULATION FD DISCLOSURE.

     The  information  provided in Item 7.01 of this report  shall not be deemed filed for  purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as
amended,  or otherwise subject to the liabilities of that Section;  shall not be considered  incorporated  by reference in any filing under the Securities Act of
1933, as amended,  except as shall be expressly set forth by specific  reference in such a filing;  and shall not be deemed an admission as to the materiality of any information  required to be disclosed  solely to satisfy the requirements of
Regulation FD.

Item 9.01  Financial Statements and Exhibits

         (c)
         Exhibit 2.1   Asset Purchase Agreement, dated December 16, 2004, by and
                       among   Tropical  Sportswear  Int'l  Corporation,  Savane
                       International Corp.,  TSI Brands, Inc.,  Apparel  Network
                       Corp.,  TSIL,  Inc.,  Farah  Offshore  Sourcing  Company,
                       Farah Manufacturing (U.K.) Limited, and Perry Ellis
                       International, Inc., as buyer.

         Exhibit 99.1  Post Petition Loan  and  Security Agreement,  dated as of
                       December  16, 2004,  by  and  among  the Company,  Savane
                       International Corp.,  TSI Brands, Inc.,  Apparel  Network
                       Corp.,  and TSIL, Inc.,  as borrowers, and The CIT Group/
                       Commercial  Services,  Inc.,  as  agent for  third  party
                       lenders.

         Exhibit 99.2  Press Release, dated December 16, 2004 concerning:
                       (i) the Chapter 11 Filing;  (ii) the entry by the Company
                       and  certain  of  its  direct  and  indirect wholly owned
                       subsidiaries into the Asset Purchase Agreement with Perry
                       Ellis  International,  Inc.,  as  buyer;   and  (iii) the
                       commitment for the DIP Credit Facility for the Company.

         Pursuant to  the  requirements of the Securities  Exchange Act of 1934, the registrant has duly  caused  this  report  to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Tropical Sportswear Int'l Corporation

Date:  December 16, 2004              By:  /s/ Robin J. Cohan
                                           Robin J. Cohan
                                           Executive Vice President
                                           Chief Financial Officer and Treasurer
                                           (in the dual capacity of duly
                                           authorized officer and principal
                                           accounting officer)